                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                                OFFICEMAX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                [OfficeMax Logo]

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 21, 2002

                      ------------------------------------

To Our Shareholders:

     Notice is hereby given that the 2002 Annual Meeting of Shareholders of OfficeMax, Inc., an Ohio corporation, will be held at the Company's International Headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio, on Tuesday, May 21, 2002, at 9:00 a.m. local time. At the meeting, shareholders will act on the following matters:

     (1) The election of five directors; and

     (2) Any other matters that properly come before the meeting.

     We describe each item in more detail in this proxy statement, which you should read in its entirety before voting.

     Only shareholders of record of OfficeMax common shares (NYSE:OMX) at the close of business on April 5, 2002, are entitled to notice of, and to vote at, the meeting or any adjournments or postponements of the meeting.

                                            By order of the Board of Directors,

                                            /s/ Ross H. Pollock
                                            Ross H. Pollock
                                            Secretary

April 19, 2002
Shaker Heights, Ohio

     YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE OVER THE INTERNET, BY TELEPHONE OR BY USING A TRADITIONAL PROXY CARD. Detailed voting instructions appear on the next page.

     Holders whose shares are held in "street name" who plan to attend the meeting will be required to produce a copy of a brokerage statement reflecting share ownership as of the record date.

OfficeMax, Inc.
3605 Warrensville Center Road
Shaker Heights, Ohio 44122                                      [OfficeMax Logo]

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

TIME............................................  9:00 a.m. local time, on Tuesday, May 21, 2002

PLACE...........................................  OfficeMax International Headquarters
                                                  3605 Warrensville Center Road
                                                  Shaker Heights, Ohio 44122

ITEMS OF BUSINESS...............................  (1) Election of five directors; and

                                                  (2) Any other matters that properly come before the
                                                  meeting.

RECORD DATE.....................................  You are entitled to vote if you were a shareholder of record at the close of business on April 5,
                                                  2002.

ANNUAL REPORT...................................  Our 2001 Annual Report to Shareholders for the
                                                  fiscal year ended January 26, 2002, which is not a
                                                  part of the proxy soliciting material, is enclosed.

PROXY VOTING....................................  Shareholders of record can vote by one of the following methods:

                                                  - VISIT THE WEB SITE AT http://www.eproxyvote.com/omx
                                                    to vote over the Internet anytime up to 12:00 midnight
                                                    New York time on May 20, 2002;

                                                                              OR

                                                  - CALL 1-877-779-8683 from the U.S. and Canada
                                                    (this call is free) or 001-1-201-536-8073 from
                                                    other countries to vote by telephone anytime up
                                                    to 12:00 midnight New York time on May 20, 2002;

                                                                              OR

                                                  - MARK, SIGN, DATE AND RETURN the enclosed proxy
                                                    card in the envelope provided.

You may revoke your proxy in the manner described in the accompanying proxy statement at any time up to the time your proxy is voted on the date of the meeting.

April 19, 2002
--------------------------------------------------------------------------------

                        SAVE OUR COMPANY TIME AND MONEY

     Please take advantage of two cost effective and convenient ways to vote your shares:

           - via the Internet

           - by telephone

                        PLEASE VOTE YOUR SHARES PROMPTLY

--------------------------------------------------------------------------------

                                [OfficeMax Logo]

                         3605 Warrensville Center Road
                           Shaker Heights, Ohio 44122

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 21, 2002

                            ------------------------

     We are furnishing this proxy statement in connection with the solicitation of proxies on behalf of our Board of Directors for use at the Annual Meeting of Shareholders to be held at the Company's International Headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio, on Tuesday, May 21, 2002, at 9:00 a.m. local time. This proxy statement and the accompanying proxy card, together with our Annual Report to Shareholders for the fiscal year ended January 26, 2002, are being mailed to shareholders on or about April 19, 2002.

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors. In addition, our management will report on our performance during fiscal year 2001 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, April 5, 2002, are entitled to receive notice of the annual meeting and to vote their shares that they held on that date at the meeting, or any adjournment or postponement thereof. Each outstanding common share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 8:00 a.m. Only shareholders of record at the close of business on April 5, 2002, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the voting power of all shares outstanding on the record date will constitute a quorum. As of the record date, 123,667,313 common shares were outstanding. Each common share is entitled to one vote at the meeting. Proxies received but marked "WITHHELD" and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO YOU VOTE?

     Shareholders of record can vote by one of the following methods:

     - VISIT THE WEB SITE AT http://www.eproxyvote.com/omx to vote over the Internet anytime up to 12:00 midnight New York time on May 20, 2002; or

     - CALL 1-877-779-8683 from the U.S. and Canada (this call is free) or 001-1-201-536-8073 from other countries to vote by telephone anytime up to 12:00 midnight New York time on May 20, 2002; or

     - MARK, SIGN, DATE AND RETURN the enclosed proxy card in the envelope provided.

If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or you may vote in person. Holders whose shares are held in "street name" who wish to vote at the meeting must obtain a proxy from the institution that holds their shares.

CAN YOU CHANGE YOUR VOTE OR REVOKE YOUR PROXY AFTER YOU SUBMIT YOUR PROXY VOTE?

     Yes. Even after you have voted your proxy by the Internet or telephone, or have executed and returned your proxy card, you may change your vote at any time prior to its exercise by giving written notice to OfficeMax or in open meeting, by executing and forwarding a later-dated proxy card to OfficeMax, or by voting a later proxy by the Internet or telephone. Attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO YOU VOTE YOUR 401(k) AND EXECUTIVE SAVINGS PLAN SHARES?

     If you participate in OfficeMax's 401(k) Savings Plan or Executive Savings Deferral Plan, you will receive a proxy card that will include the number of common shares equivalent to the value of your account. If you complete and properly sign the proxy card and return it by May 20, 2002, or vote by telephone or the Internet, the trustee of the plan will vote your shares in accordance with your proxy. If you do not return your proxy, or vote by telephone or the Internet, the share equivalents credited to your account will be voted by the trustee in the same proportion in which it votes share equivalents for which timely proxies were delivered.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     - Election of Directors. The five nominees who receive the most votes will be elected. A properly executed proxy marked "WITHHELD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     - Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "WITHHELD" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of votes necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, or with your vote on the Internet or by telephone, the persons named as proxies on the proxy card will vote in accordance with the recommendations of our Board of

Directors. Our Board's recommendation for each item and a description of each item are included in this proxy statement. In summary, our board recommends a vote:

     - for election of all five nominees.

       With respect to any other matters that properly come before the meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is made, using their own discretion.

WHOM DO YOU CONTACT IF YOU HAVE ADDITIONAL QUESTIONS?

     If you have any questions prior to the annual meeting, please contact the OfficeMax Investor Relations Department at (216) 471-6697 or via email at: investor@officemax.com.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Common Shares. Except as set forth below, we know of no single person or group that is the beneficial owner of more than 5% of our common shares.

                                                                 NUMBER OF
                     NAME AND ADDRESS                          COMMON SHARES      PERCENT
                    OF BENEFICIAL OWNER                      BENEFICIALLY OWNED   OF CLASS
                    -------------------                      ------------------   --------
Orient Star Holdings LLC...................................      14,900,000(1)     12.0%
  1000 Louisiana Street
  Suite 565
  Houston, TX 77002
Mellon Financial Corporation...............................       8,586,950(2)      6.9%
  c/o Mellon Financial Corporation
  One Mellon Center
  Pittsburgh, PA 15258
Gateway Companies, Inc.....................................       6,486,109(3)      5.2%
  14303 Gateway Place
  Poway, CA 92064

     --------------------

(1) Based on information obtained from a Schedule 13G filed on February 8, 2002, and a Form 4 filed on April 8, 2002, by the following: Carlos Slim Helu, Carlos Slim Domit, Marco Antonio Slim Domit, Patrick Slim Domit, Maria Soumaya Slim Domit, Vanessa Paola Slim Domit, Johanna Monique Slim Domit, Inmobiliaria Carso, S.A. de C.V., a Mexican corporation, and Orient Star Holdings LLC, a Delaware limited liability company.

(2) Based on information obtained from a Schedule 13G filed on January 23, 2002, by Mellon Financial Corporation, The Boston Company, Inc., Boston Safe Deposit and Trust Company, Mellon Bank, N.A., Mellon Capital Management Corporation, The Dreyfus Corporation, The Boston Company Asset Management, LLC and MBC Investments Corporation.

(3) Based on information obtained from a Schedule 13D filed on January 14, 2002, by Gateway Companies, Inc. and a letter sent by the registrant to its transfer agent for its common shares, dated March 29, 2002, directing the transfer of 150,000 shares from Gateway to a third party pursuant to Rule 144 of the Securities Act of 1933.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as to each director, each executive officer named in the Summary Compensation Table and the directors and executive officers as a group, information regarding the amount and nature of common shares beneficially owned (unless otherwise indicated) at April 5, 2002.

                                                      NUMBER OF
                                                    COMMON SHARES    ACQUIRABLE
                                                    BENEFICIALLY     WITHIN 60     PERCENT OF SHARES
                       NAME                         OWNED (1)(2)      DAYS(3)         OUTSTANDING
                       ----                         -------------    ----------    -----------------
Michael Feuer.....................................    5,318,435      2,877,916            4.2%
Sydell L. Miller..................................       67,602         12,500              *
James F. McCann...................................       62,045         12,500              *
Raymond L. Bank...................................       50,572         12,500              *
Burnett W. Donoho.................................       50,204         12,500              *
Ivan J. Winfield..................................       40,172         12,500              *
Philip D. Fishbach................................       19,179             --              *
Jerry Sue Thornton................................       18,644             --              *
Lee Fisher........................................           --             --              *
Jacqueline F. Woods...............................           --             --              *
Gary J. Peterson..................................      288,518        272,500              *
Michael F. Killeen................................        2,000             --              *
Harold L. Mulet...................................      248,788        226,075              *
Eugene J. O'Donnell...............................      181,008        176,075              *
James R. Wuest....................................      176,929        172,500              *
Edward L. Cornell.................................           --             --              *
All executive officers and directors as a group
  (19 persons)....................................    7,052,631      4,295,566            5.7%

---------------

 * Less than 1%.

(1) The number of shares shown includes shares that are individually or jointly owned, as well as shares over which the individual has either sole or shared investment or voting authority, and shares acquirable within 60 days after April 5, 2002. Certain of our executive officers disclaim beneficial ownership of some of the shares included in the table as follows:

        - Mr. Feuer - 3,225 shares owned by a trust for the benefit of Mr. Feuer's son and 3,000 shares owned by a trust for the benefit of Mr. Feuer's daughter, as to each of which Mr. Feuer's wife is the trustee, and 1,500 shares owned directly by his wife.

(2) For executive officers, includes interests in our 401(k) Savings Plan and Executive Savings Deferral Plan as of December 31, 2001, with respect to which participants have voting power but no investment rights: Mr. Feuer - 4,595 shares; Mr. Peterson - 1,018 shares; Mr. O'Donnell - 2,083 shares; and all current executive officers as a group - 13,730 shares.

(3) Reflects the number of shares that could be purchased by exercise of options available at April 5, 2002, or within 60 days thereafter, under our Equity-Based Award Plan.

                        ITEM 1 -- ELECTION OF DIRECTORS

     Our Board of Directors currently consists of nine members, divided into one class of four members and one class of five members. At the meeting, common shares represented by proxies delivered to us, unless otherwise specified, will be voted for the election of the five nominees hereinafter named, each to serve for a term of two years or until his or her successor is duly elected and qualified. If any nominee becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board. Proxies may not be voted at the annual meeting for more than five persons.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL FIVE NOMINEES.

             NOMINEES STANDING FOR ELECTION FOR TERM EXPIRING 2004

     The nominees standing for election are:

                                                                           DIRECTOR     TERM
        NAME           AGE              PRINCIPAL OCCUPATION                SINCE      EXPIRES
        ----           ---              --------------------               --------    -------
Burnett W. Donoho      62     Mr. Donoho is currently a management           1995       2002
                              consultant. From March 1999 to September
                              2000, Mr. Donoho served as Chairman and
                              Chief Executive Officer of Wellbridge
                              (fka Club Sports International), a health
                              and fitness club company. From January
                              1998 to February 1999 and from January
                              1996 to February 1997, Mr. Donoho was a
                              retail consultant. From February 1997 to
                              January 1998, Mr. Donoho served as Vice
                              Chairman and Chief Operating Officer of
                              Montgomery Ward & Co. Mr. Donoho also
                              served as Vice Chairman, Chief Operating
                              Officer of Macy's East, a then division
                              of R.H. Macy & Co. He is also a director
                              of GTECH Corporation and Socket
                              Communications, Inc.
Lee Fisher             50     Mr. Fisher has served as President and          N/A        N/A
                              CEO of the Center for Families and
                              Children, a private, non-profit, human
                              services organization, since March 1999.
                              Mr. Fisher was a partner with the law
                              firm of Hahn Loeser & Parks LLP from 1995
                              to 1999. Mr. Fisher ran for election as
                              Governor of State of Ohio in 1998. Mr.
                              Fisher served as Ohio Attorney General
                              from 1991 to 1995. Mr. Fisher is also a
                              director of REX Stores.
Michael F. Killeen     58     Mr. Killeen joined the Company in               N/A        N/A
                              December 2001, as Senior Executive Vice
                              President, Financial and Corporate
                              Strategies, and assumed the duties of
                              Chief Financial Officer in January 2002.
                              From January 2000 until December 2001,
                              Mr. Killeen was a business consultant.
                              From 1978 until December 1999, Mr.
                              Killeen was a partner with the accounting
                              firm of Arthur Andersen LLP.

                                                                           DIRECTOR     TERM
        NAME           AGE              PRINCIPAL OCCUPATION                SINCE      EXPIRES
        ----           ---              --------------------               --------    -------
Ivan J. Winfield       67     Mr. Winfield has been an Associate             1998       2002
                              Professor at Baldwin-Wallace College in
                              Cleveland, Ohio and business consultant
                              since September 1995. From 1970 until
                              October 1994, Mr. Winfield was a partner
                              with the accounting firm of Coopers &
                              Lybrand where he served as a Managing
                              Partner from July 1978 to October 1994.
                              Mr. Winfield is also a director of Boykin
                              Lodging Co., HMI Industries, Inc. and
                              Rainbow Rentals, Inc.
Jacqueline F. Woods    54     Ms. Woods served as President of                N/A        N/A
                              Ameritech Ohio, a subsidiary of SBC
                              Communications, Inc., a global
                              communications company, from 1993 until
                              she retired in 2000. Ms. Woods is also a
                              director of The Timken Company and The
                              Andersons, Inc.

                         DIRECTORS CONTINUING IN OFFICE

     The following directors were elected at our 2001 annual meeting for a term ending in 2003:

                                                                          DIRECTOR     TERM
       NAME          AGE               PRINCIPAL OCCUPATION                SINCE      EXPIRES
       ----          ---               --------------------               --------    -------
Raymond L. Bank      47     Mr. Bank is President and Chief Operating       1994       2003
                            Officer of Merchant Development
                            Corporation, a venture capital and buy-out
                            firm focusing on consumer retail, direct
                            marketing and service companies. Mr. Bank
                            is also a director of Regency Realty, Inc.
Michael Feuer        56     Mr. Feuer is the Company's Co-founder,          1988       2003
                            Chairman of the Board and Chief Executive
                            Officer. Prior to becoming Chairman in
                            1995, Mr. Feuer served as President of the
                            Company. From May 1970 to March 1988, Mr.
                            Feuer was associated with Jo-Ann Stores,
                            Inc., a national fabric and craft retail
                            store chain. Prior to his departure from
                            Jo-Ann Stores, Mr. Feuer served as a
                            Senior Vice President and a member of the
                            company's executive committee.
Philip D. Fishbach   60     Mr. Fishbach is currently a private             2000       2003
                            investor and business consultant. From
                            February 1995 to April 2000, Mr. Fishbach
                            served as Vice President and Corporate
                            Controller of Xerox Corporation, a
                            document management company.
Jerry Sue Thornton   55     Dr. Thornton has served as President of         2000       2003
                            Cuyahoga Community College in Cleveland,
                            Ohio, the largest community college in
                            Ohio, since 1992. She is also a director
                            of American Greetings Corporation, Applied
                            Industrial Technologies Incorporated,
                            National City Bank and RPM Incorporated.

HOW OFTEN DID OUR BOARD MEET DURING FISCAL YEAR 2001?

     During the fiscal year ended January 26, 2002, our Board of Directors held four meetings. Each director attended at least 75% of the meetings of our Board of Directors and committees on which he or she served, except Ms. Miller.

WHAT COMMITTEES HAS OUR BOARD ESTABLISHED?

     Audit Committee. Messrs. Bank (Chairman), Donoho and Winfield are the current members of our Audit Committee, which is empowered to exercise all powers and authority of our Board of Directors with respect to our annual audit, accounting policies, financial reporting and internal controls. During the past fiscal year, the Board examined the composition of the Audit Committee in light of the adoption by the New York Stock Exchange of new rules governing audit committees. Based on this examination, the Board confirmed that all members of the Audit Committee are "independent" within the meaning of the NYSE's new rules. The functions of the Audit Committee and its activities during fiscal 2001 are described below under the heading "Report of the Audit Committee."

     Compensation Committee. Messrs. Fishbach (Chairman) and Bank and Ms. Miller are the current members of our Compensation Committee, which is empowered to exercise all powers and authority of our Board of Directors with respect to compensation of our officers. The Compensation Committee met one time and consulted informally on other occasions during fiscal year 2001.

     Nominating Committee. Messrs. Fishbach (Chairman) and McCann and Dr. Thornton are the current members of our Nominating Committee, which is responsible for conducting searches for prospective Board members, reviewing background information for candidates and recommending nominees to the full Board for election as directors of the Company. The Nominating Committee will consider nominees recommended by shareholders in accordance with our code of regulations. The Nominating Committee met two times and consulted informally on other occasions during fiscal year 2001.

HOW ARE DIRECTORS COMPENSATED?

     Directors who are not officers or associates of OfficeMax receive an annual retainer fee of $25,000 payable in restricted common shares of OfficeMax. These directors also receive a fee of $1,000 for each quarterly meeting of the Board attended, and a fee of $500 for each committee meeting of the Board attended, each of which is payable in common shares of OfficeMax.

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report by reference therein.

     During fiscal 2000, the Audit Committee developed the Audit Committee Charter, which was approved by the full Board of Directors on March 2, 2000. The Charter, which reflects standards set forth in new SEC regulations and New York Stock Exchange rules, contains the primary responsibilities and duties of the Audit Committee, including the following:

     - Reviewing the quarterly and annual financial reports prepared by the Company's management;

     - Supervising the relationship between the Company and its outside auditor, including recommending its selection or removal, reviewing the scope of its audit and non-audit services and related fees, and determining whether the outside auditor is independent; and

     - Reviewing the Company's systems of internal controls, including the Company's internal auditing program and its accounting and financial reporting processes.

     The Audit Committee met five times and consulted informally on other occasions during fiscal 2001 to carry out its responsibilities. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks.

     As part of its oversight of the Company's financial statements, the Audit Committee reviewed and discussed, with both the Company's management and PricewaterhouseCoopers LLP, the Company's independent accountants, all financial statements prior to their issuance. These reviews included discussions with PricewaterhouseCoopers LLP of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees") and discussed with PricewaterhouseCoopers LLP matters relating to its independence. The Audit Committee also considered whether the provision of information technology services and other non-audit services to the Company by PricewaterhouseCoopers LLP is compatible with maintaining its independence.

     In addition, the Audit Committee reviewed initiatives and programs aimed at strengthening the effectiveness of the Company's internal control structure. As part of this process, the Audit Committee will continue to monitor the scope and adequacy of the Company's internal auditing program and steps taken to implement recommended improvements in internal procedures and controls.

     Taking all these reviews and discussions into account, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 26, 2002, for filing with the U.S. Securities and Exchange Commission.

                                          Members of 2001 Audit Committee

                                          Raymond L. Bank, Chairman
                                          Burnett W. Donoho
                                          Ivan J. Winfield

                             EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee and the performance graph included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent we specifically incorporate this Report or the performance graph by reference therein.

REPORT OF THE COMPENSATION COMMITTEE

     Our compensation program is administered by the Compensation Committee of the Board of Directors, which has responsibility for reviewing all aspects of compensation paid by us to our executive officers. The Compensation Committee is composed of the three directors listed at the end of this Report.

     The Compensation Committee's primary objective with respect to executive compensation is to work with our senior management to establish programs which attract and retain key managers and align their compensation with our overall business strategies, values and performance. To this end, the Compensation Committee has adopted an executive compensation philosophy which includes the following considerations:

     - A program that differentiates compensation based on corporate and individual performance;

     - An emphasis on equity incentives as a significant component of total compensation in order to align the interests of our executives closely with the long-term interests of shareholders;

     - An emphasis on total compensation versus cash salary compensation, under which base salaries are generally set at or somewhat below competitive levels, but which motivates and rewards our executives with total compensation (including year-end bonuses) at or above competitive levels if Company and individual performance reach predetermined objectives;

     - Recognition that, as an executive's level of responsibility increases, a greater portion of his or her total compensation opportunity should be based on equity and other performance incentives and less on base salary; and

     - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages share ownership and capital accumulation.

     The primary components of our executive compensation program are: (i) base salaries; (ii) annual bonuses; and (iii) long-term equity incentive opportunities. Each component of compensation is discussed below.

     Base Salaries. Base salaries for our executives are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility, and competitive, inflationary and internal equity considerations. The Compensation Committee generally attempts to set base salaries of executive officers at a level which is at or below the "market" rate, as determined from information gathered by us from independent compensation consulting firms and published surveys. Mr. Feuer's base salary of $950,000 was established in May 1997 under the terms of his employment agreement. In establishing this base salary, the Compensation Committee took into account the factors described above for other executive officers, as well as Mr. Feuer's expanded responsibilities associated with our rapid growth at that time. In lieu of a salary increase in each of the last four fiscal years, Mr. Feuer chose to receive stock options. This arrangement continued to align Mr. Feuer's interests with the long-term interests of the Company's shareholders.

     Annual Bonuses. Under our Annual Incentive Bonus Plan, our executives are eligible to receive annual cash bonus awards to focus attention on and provide a reward for achieving key individual and Company goals. Target incentive bonus amounts for executives are established at the beginning of each year, either as a dollar amount or a percentage of the executive's salary, depending upon each executive's level of responsibility and function.

     Performance objectives were established for OfficeMax at the beginning of the fiscal year and are designed to provide competitive bonuses on a "pay-for-performance" basis. In addition, individual performance objectives were established for each executive, which included both specific performance goals and other more qualitative and developmental criteria. The actual amount of bonus payable is generally expressed as a percentage of the executive's base salary and varies depending on the extent to which the Company and individual performance goals have been achieved.

     In fiscal 2001, the Company did not reach its primary earnings targets. Accordingly, no bonuses were paid to officers and other corporate management associates eligible to participate in the Annual Incentive Bonus Plan. For fiscal 2002, the Company performance goals are based on improvement in the following key financial metrics: earnings before interest, taxes, depreciation and amortization (EBITDA); comparable-store sales; and inventory turns.

     Prior to the beginning of each fiscal year, all executives are required to designate at least 20%, and may elect to designate up to 100%, of their annual bonus to purchase restricted shares in accordance with our Management Share Purchase Plan (the "Management Share Purchase Plan").

     Long-Term Equity Incentives. We endeavor to foster an ownership culture that encourages superior performance by our executive officers and have adopted the Equity-Based Award Plan to provide for common share ownership at all levels. Pursuant to the Equity-Based Award Plan, the types of awards that can be made range from ordinary stock options to grants of restricted stock and stock appreciation rights.

     We intend to make annual grants of equity awards to our management personnel, including our executive officers. This annual grant program is designed to provide Company managers, over a number of years, with multiple stock options and related equity incentives. Each stock option will be granted with an exercise price equal to the fair market value of the common shares at the time of grant. Individual option grants are determined by the Compensation Committee based on a manager's current performance, potential for future responsibility, and salary multiples designed to increase the portion of the total compensation opportunity represented by equity incentives as a manager's level of responsibility increases. The Compensation Committee intends to place substantial emphasis on equity awards as a percentage of total compensation, consistent with its philosophy that equity awards more closely align the interests of our managers with the long-term interests of the Company's shareholders.

     In fiscal 2001, the annual grant of stock options to the named executive officers was approved by the Compensation Committee. In granting Mr. Feuer options in fiscal 2001, the Compensation Committee considered the fact that Mr. Feuer chose to receive stock options in lieu of a salary increase.

     Under the Management Share Purchase Plan, our executives and other key associates of OfficeMax designated by the Compensation Committee are required to designate in advance a minimum of 20%, and may designate up to 100%, of their annual bonuses for the purchase of restricted shares at a 20% discount from fair market value on the date of purchase. Shares purchased under the Management Share Purchase Plan are generally subject to forfeiture for three years from the date of purchase.

     Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and the five other most highly compensated executive officers as of the end of the fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements.

     Our Board and the Compensation Committee reserve the authority to award nondeductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding our efforts, that compensation intended by us to satisfy the requirements for deductibility under Section 162(m) will, in fact, satisfy such requirements.

     Conclusion. In conclusion, our executive compensation program is designed to provide a significant link between total compensation and our performance and long-term share price appreciation consistent with the compensation philosophies set forth above.

                                          Members of the 2001 Compensation
                                          Committee

                                          Philip D. Fishbach, Chairman
                                          Raymond L. Bank
                                          Sydell L. Miller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Compensation Committee is, or has been, an officer or employee of OfficeMax.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION
                                         -----------------------------           AWARDS
                                                                OTHER    -----------------------               ALL
                                                               ANNUAL    RESTRICTED   SECURITIES              OTHER
                                                               COMPEN-     STOCK      UNDERLYING   PAYOUTS   COMPEN-
          NAME AND             FISCAL     SALARY     BONUS     SATION      AWARDS      OPTIONS      LTIP     SATION
     PRINCIPAL POSITION        YEAR(1)    ($)(1)      ($)        ($)       ($)(2)        (#)         ($)     ($)(3)
     ------------------        -------   --------   --------   -------   ----------   ----------   -------   -------
Michael Feuer                   2001     $950,000         --   $4,747          --       295,000        --    $ 9,247
Chairman and                    2000     $968,269         --   $4,839     $14,871       400,000        --    $ 2,542
Chief Executive Officer         1999     $950,000   $475,000   $4,747     $(4,530)      400,000        --    $ 1,965

Gary J. Peterson (4)            2001     $600,000         --       --          --       147,500        --    $ 3,462
President and                   2000     $542,308         --       --          --       500,000        --         --
Chief Operating Officer         1999           --         --       --          --            --        --         --

Harold L. Mulet (5)             2001     $370,000         --       --          --        88,575        --    $33,729
Executive Vice President        2000     $375,577         --       --     $ 3,110        75,000        --    $36,086
Retail Sales and Store
  Productivity                  1999     $249,039   $ 79,476       --          --       200,000        --         --

Eugene J. O'Donnell (6)         2001     $381,000         --       --          --        88,575        --    $ 6,440
Executive Vice President        2000     $387,865         --       --     $ 2,387        75,000        --    $   885
Merchandising and Marketing     1999     $115,385         --       --          --       100,000        --         --

James R. Wuest                  2001     $245,000         --       --          --        20,000        --    $21,887
Senior Vice President           2000     $248,746         --       --     $ 2,023        50,000        --    $16,667
Inventory Management            1999     $233,996   $ 64,612       --     $  (554)       75,000        --    $16,667

Edward L. Cornell (7)           2001     $304,023         --       --          --            --        --    $   702
Former Executive Vice
  President                     2000     $309,871         --       --          --        25,000        --    $ 2,433
Non-Retail Sales                1999     $300,445         --       --     $  (855)       75,000        --    $ 1,600

---------------

(1) Includes compensation earned, awarded or paid for the fiscal years ended January 26, 2002 (fiscal 2001), January 27, 2001 (fiscal 2000) and January 22, 2000 (fiscal 1999), respectively. Because fiscal 2000 included 53 weeks, salaries in the table include an extra week of pay.

(2) Amounts shown reflect the difference between the closing market price for the common shares on the date of purchase and the purchase price paid multiplied by the number of restricted shares purchased by each of the named executive officers under our Management Share Purchase Plan. Amounts for fiscal 1999 were negative. The aggregate restricted share holdings and values (net of consideration paid) at January 26, 2002 for the named executive officers are as follows: Mr. Feuer -- 34,231 shares, $(95,441); Mr. Peterson -- no shares, $0; Mr. Mulet -- 3,713 shares, $(4,456); Mr. O'Donnell -- 2,850 shares, $(3,420); Mr. Wuest -- 4,429 shares, $(11,961);
    and Mr. Cornell -- no shares, $0. With respect to the restricted shares so purchased, if employment is terminated by the executive (other than as a result of death, disability or retirement after age 65) or if employment is terminated by OfficeMax for "cause" before the third anniversary of the purchase date, the executive will receive unrestricted shares having a value equal to the lesser of the current fair market value for the common shares or the price paid initially for such restricted shares. If the executive's employment is terminated by OfficeMax without cause before the third anniversary of the purchase date, the executive will receive unrestricted shares having a value equal to (i) the then current fair market value of a percentage of the restricted shares (based on the number of months of employment completed during the restricted period), plus (ii) as to the balance of the restricted shares the lesser in value of the restricted shares at their current fair market value or the price paid initially for such restricted shares. Dividends, if any, will be paid on restricted shares at the same rate as common shares.

(3) We provide the named executive officers with certain group life, health, medical and other non-cash benefits generally available to all salaried employees and not included in this column pursuant to SEC rules. The amounts shown in this column for fiscal 2001 include the following: (a) matching contributions by OfficeMax under our 401(k) Savings Plan and our Executive Savings Deferral Plan for Messrs. Feuer, Peterson, O'Donnell and Cornell, all of which are invested in common shares of OfficeMax (Messrs. Mulet and Wuest did not participate in the plans); and (b) forgiveness of a portion of the principal and accrued interest on loans provided to Messrs. Mulet and Wuest to facilitate their relocation to Cleveland. For more information regarding the loan to Mr. Mulet, see "Certain Relationships and Related Transactions."

(4) Mr. Peterson joined OfficeMax in March 2000.

(5) Mr. Mulet joined OfficeMax in May 1999.

(6) Mr. O'Donnell joined OfficeMax in October 1999.

(7) Mr. Cornell served as an executive officer until April 2001. Salary for fiscal 2001 includes aggregate severance payments of $230,357.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL
                                          INDIVIDUAL GRANTS                          REALIZABLE VALUE
                        ------------------------------------------------------          AT ASSUMED
                                       PERCENT OF                                      ANNUAL RATES
                        NUMBER OF     TOTAL OPTIONS                                   OF STOCK PRICE
                        SECURITIES     GRANTED TO                                    APPRECIATION FOR
                        UNDERLYING      EMPLOYEES      EXERCISE                       OPTION TERM(1)
                         OPTIONS        IN FISCAL        PRICE      EXPIRATION    ----------------------
         NAME           GRANTED(#)       YEAR(2)       ($/SHARE)       DATE        5%($)        10%($)
         ----           ----------    -------------    ---------    ----------    --------    ----------
Michael Feuer.........   295,000(3)       11.3%          $3.12        4/4/11      $578,200    $1,466,150
Gary J. Peterson......   147,500(3)        5.7%          $3.12        4/4/11      $289,100    $  733,075
Harold L. Mulet.......    88,575(3)        3.4%          $3.12        4/4/11      $173,607    $  440,218
Eugene J. O'Donnell...    88,575(3)        3.4%          $3.12        4/4/11      $173,607    $  440,218
James R. Wuest........    20,000(4)        0.8%          $4.05       9/11/11      $ 69,600    $  147,600
Edward L. Cornell
  (5).................         0            --              --            --            --            --

---------------

(1) The dollar amounts under these columns are the result of the calculations at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, of our stock price.

(2) Based on approximately 2.6 million options granted to all employees during the fiscal year ended January 26, 2002.

(3) These options vested on April 5, 2002.

(4) These options vest 50% on the second anniversary of the date of grant plus an additional 25% on each of the third and fourth anniversaries of the date of grant. The options are transferable to members of the executive's family, to a trust or trusts for the benefit of members of the executive's family or to a partnership or partnerships of members of the executive's family.

(5) Mr. Cornell served as an executive officer until April 2001.

              AGGREGATED OPTION EXERCISES DURING FISCAL YEAR 2001
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                        VALUE OF
                                                                 NUMBER OF             UNEXERCISED
                                                                UNEXERCISED           IN-THE-MONEY
                                                                OPTIONS AT             OPTIONS AT
                                     SHARES                  JANUARY 26, 2002      JANUARY 26, 2002(1)
                                    ACQUIRED                -------------------    -------------------
                                       ON        VALUE         EXERCISABLE/           EXERCISABLE/
               NAME                 EXERCISE    REALIZED       UNEXERCISABLE          UNEXERCISABLE
               ----                 --------    --------    -------------------    -------------------
Michael Feuer.....................       --          --       2,582,916/995,000        $0/$303,850
Gary J. Peterson..................       --          --               0/647,500        $0/$151,925
Harold L. Mulet...................       --          --         137,500/226,075         $0/$91,232
Eugene J. O'Donnell...............       --          --          87,500/176,075         $0/$91,232
James R. Wuest....................       --          --         147,500/107,500         $0/$41,688
Edward L. Cornell (2).............  119,870     $84,508                     0/0              $0/$0

---------------

(1) The value of unexercised in-the-money options is based on the difference between the fair market value of our common shares as of January 26, 2002 ($4.15 per share) and the option exercise price.

(2) Mr. Cornell served as an executive officer until April 2001.

EMPLOYMENT AGREEMENT WITH MICHAEL FEUER

     OfficeMax and Mr. Feuer executed an Amended and Restated Employment Agreement on January 3, 2000 (the "Employment Agreement"). The Employment Agreement provides for the employment of Mr. Feuer on a rolling five-year "evergreen" basis and established a base salary of $950,000 per year which is subject to increase at the discretion of the Compensation Committee.

     If Mr. Feuer's employment is terminated for any reason (other than for "cause" or death), Mr. Feuer is entitled to payment of his base salary and bonus amounts equal to the highest bonus compensation paid or payable to him in respect of the three fiscal years immediately preceding the fiscal year during which such termination occurs, plus continuation of all other rights and benefits for the remainder of the term. The Employment Agreement also provides for the payment of a "gross-up" payment with respect to excise taxes on the foregoing payments. "Cause" is defined as fraud, commission of a felony or act that results in material injury to the business reputation of OfficeMax, willful and repeated failure to perform duties under the Employment Agreement, or material breach of the agreement.

     In the event of a material change in Mr. Feuer's position, duties or reporting relationship or a "change in control" of OfficeMax, Mr. Feuer is entitled to terminate the agreement and to treat the termination as a termination by OfficeMax without cause. "Change in control," as defined in the Employment Agreement, may occur when any person or group of commonly controlled persons controls 30% or more of OfficeMax or any transaction results in a change in ownership of 30% or more of the outstanding common shares or a sale or disposition of all, or substantially all, of the Company's assets.

     The Employment Agreement also contains provisions prohibiting Mr. Feuer from competing with OfficeMax, soliciting or hiring officers or disclosing confidential information of OfficeMax during the term of the agreement, including any periods during which he is not providing services but is receiving salary and bonus payments under the agreement.

SEVERANCE AGREEMENTS WITH OTHER KEY EXECUTIVES

     To ensure continuity and the continued dedication of key executives during any period of uncertainty caused by the possible threat of a takeover, we have entered into severance agreements with certain key executives, including each of the executive officers named in the Summary Compensation Table (other than Mr. Feuer). In the event there is a Change in Control (as that term is defined in the agreements) of OfficeMax and the employment of the executive terminates under certain conditions described in the agreements at any time during the 24 months following the Change in Control, the executive will continue to receive the executive's monthly base pay for an agreed upon amount of time as follows:
Messrs. Peterson, Killeen, Mulet and O'Donnell -- 24 months; and Mr. Wuest -- 12 months. Each agreement also contains a covenant by the executive not to compete with OfficeMax for 12 months following termination of employment. If an executive violates the covenant not to compete, the executive is no longer entitled to receive the monthly severance payments described below.

     In addition, Mr. Peterson's agreement provides that upon termination of his employment by OfficeMax (other than for Cause or Disability (as such terms are defined in the severance agreements)) or by Mr. Peterson for Good Reason (as defined in the severance agreements), he will continue to receive his monthly base salary as of such date for: 24 months if such termination occurs on or prior to March 6, 2003; or 36 months if such termination occurs after March 6, 2003. Mr. Killeen's agreement provides that upon termination of his employment by OfficeMax (other than for Cause or Disability) or by Mr. Killeen for Good Reason, he will continue to receive his monthly base salary as of such date for:
12 months if such termination occurs on or prior to May 10, 2003; or 24 months if such termination occurs after May 10, 2003. For Messrs. Mulet and O'Donnell, their severance agreements provide that upon termination of their employment by OfficeMax (other than for Cause or Disability) or by them for Good Reason, they will continue to receive their monthly base salary as of such date for 12 months.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In fiscal 1999, the Company provided a $90,000 loan to Harold Mulet, Executive Vice President, Retail Sales and Store Productivity, to facilitate his relocation to Cleveland. Also, in fiscal 1999, the Company provided a $100,000 collateralized loan to Mr. Mulet in connection with his acquisition of 19,000 shares of OfficeMax common stock. In fiscal 2000, the Company provided a $164,412 loan to Gary Peterson, President and Chief Operating Officer, to facilitate his relocation to Cleveland. Interest is charged on both loans at the federal short-term interest rate published by the Internal Revenue Service. The table below sets forth the largest aggregate amount outstanding on each loan during fiscal 2001 and the outstanding balance of each loan as of April 5, 2002.

                                 LARGEST AMOUNT OUTSTANDING   BALANCE AS OF
LOAN                                 DURING FISCAL 2001       APRIL 5, 2002
----                             --------------------------   -------------
Mr. Mulet (relocation).........           $ 63,729              $ 31,068
Mr. Mulet (share purchase).....           $113,061              $113,631
Mr. Peterson...................           $180,394              $181,316

SHAREHOLDER PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on our common shares with the cumulative total return of the Standard & Poor's Composite -- 500 Stock Price Index and an index based on a "line of business" peer group of companies consisting of Office Depot, Inc. and Staples, Inc. The graph assumes in each case an initial investment of $100 on January 26, 1996, with the peer group investment weighted on the basis of market capitalization at January 26, 1996.

[LINE GRAPH]

---------------------------------------------------------------------------------------------------------------
                      Jan. 25, 1997  Jan. 24, 1998  Jan. 23, 1999  Jan. 22, 2000  Jan. 27, 2001  Jan. 26, 2002
---------------------------------------------------------------------------------------------------------------
 OfficeMax, Inc.           $100           $118           $ 86           $ 54           $ 27           $ 34
---------------------------------------------------------------------------------------------------------------
 Peer Group                $100           $111           $216           $150           $108           $151
---------------------------------------------------------------------------------------------------------------
 S&P 500                   $100           $124           $159           $187           $176           $147
---------------------------------------------------------------------------------------------------------------

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires all persons who beneficially own more than 10 percent of our common shares and our executive officers and directors to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the New York Stock Exchange. We believe that during fiscal 2001, all persons who beneficially own more than 10 percent of our common shares and our executive officers and directors complied with the applicable Section 16(a) reporting requirements. This conclusion is based solely on a review of filings with the SEC and certain written representations received by us from our executive officers and directors.

                OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

     As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed proxy card returned to us will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy.

                             ADDITIONAL INFORMATION

ADVANCE NOTICE PROCEDURES

     Our code of regulations requires that proposals of shareholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for our 2003 annual meeting must be received at our headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio 44122, Attention: Corporate Secretary, no earlier than February 20, 2003, and no later than March 22, 2003. Under our code of regulations, no business may be brought before an annual meeting unless it is specified in the notice of the meeting (which includes shareholder proposals that we may be required to include in our proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934) or is otherwise brought before the meeting by, or at the direction of, the Board of Directors or by a shareholder entitled to vote who has delivered notice to us (containing certain information specified in our code of regulations) not less than 60 or more than 90 days prior to the anniversary date of the preceding year's annual meeting. These requirements are separate from and in addition to the SEC's requirements that a shareholder must meet in order to have a shareholder proposal included in our proxy statement.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

     Shareholders interested in submitting a proposal for inclusion in proxy materials for the Company's annual meeting of shareholders in 2003 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, shareholder proposals must be received at our headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio 44122, Attention: Corporate Secretary, no later than December 20, 2002. In order to prevent any question as to the date on which a proposal was received by us, it is suggested that proposals be submitted by certified mail, return receipt requested.

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP acted as the Company's independent accountants for the fiscal year ended January 26, 2002. Representatives of PricewaterhouseCoopers LLP, our independent accountants, are expected to be present at the meeting with the opportunity to make a statement about our financial condition, if they desire to do so, and to respond to appropriate questions from shareholders.

INDEPENDENT ACCOUNTANT FEES FOR FISCAL 2001

     The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for fiscal 2001, and fees for other services rendered by PricewaterhouseCoopers LLP for fiscal 2001.

Audit.......................................................  $552,500
Financial information systems design and implementation.....  $      0
All other fees..............................................  $508,400

     The Audit Committee reviewed all non-audit services provided by PricewaterhouseCoopers LLP and concluded that the provision of such services was compatible with the maintenance of that firm's independence in the conduct of its auditing functions.

EXPENSE AND METHOD OF PROXY SOLICITATION

     The solicitation of proxies is made by and on our behalf and at our expense. We have retained Georgeson Shareholder ("Georgeson") at an estimated cost of $6,000, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to solicitation by mail, Georgeson and our directors, officers and regular employees may solicit proxies in person, by telephone, or by facsimile. Proxies may be solicited by directors, officers and employees of OfficeMax without additional compensation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares.

ANNUAL REPORT ON FORM 10-K

     WE WILL PROVIDE TO EACH SHAREHOLDER WHO IS SOLICITED TO VOTE AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS, UPON THE WRITTEN REQUEST OF SUCH PERSON AND WITHOUT CHARGE, A COPY OF OUR 2001 ANNUAL REPORT ON FORM 10-K. PLEASE DIRECT REQUESTS TO US AT OFFICEMAX, INC., P.O. BOX 228070, CLEVELAND, OHIO 44122-8070,
ATTENTION: INVESTOR RELATIONS DEPARTMENT.

                                          By Order of the Board of Directors,

                                          /s/ Ross H. Pollock
                                          Ross H. Pollock
                                          Secretary
April 19, 2002

                                 OFFICEMAX, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
P           ANNUAL MEETING OF SHAREHOLDERS - MAY 21, 2002 - 9:00 A.M.
R                     OFFICEMAX INTERNATIONAL HEADQUARTERS
O                         3605 WARRENSVILLE CENTER ROAD
X                             SHAKER HEIGHTS, OHIO
Y

         Your shares will be voted as recommended by the Board of Directors unless you indicate otherwise in which case they will be voted as marked. The undersigned hereby appoints MICHAEL FEUER, ROSS POLLOCK AND MICHAEL WEISBARTH as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the Common Shares of OfficeMax, Inc. held by the undersigned on April 5, 2002, at the Annual Meeting of Shareholders to be held on May 21, 2002, or any adjournment or postponement.



         CHANGE OF ADDRESS:

         -----------------------------------------------------------

         -----------------------------------------------------------

         -----------------------------------------------------------

         -----------------------------------------------------------

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -


                                 OFFICEMAX, INC.
                         ANNUAL MEETING OF SHAREHOLDERS

                            May 21, 2002 at 9:00 a.m.

                      OFFICEMAX INTERNATIONAL HEADQUARTERS
                          3605 WARRENSVILLE CENTER ROAD
                             SHAKER HEIGHTS, OHIO




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[X]  Please mark your
     votes as in this
     example.

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             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.
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                  FOR     WITHHELD
1. Election of    [ ]        [ ]    Nominees: 01 B.W. Donoho,
   Directors                        02 L. Fisher, 03 M.F. Killeen,
                                    04 I.J. Winfield, 05 J.F. Woods
For, except vote withheld from the following nominee(s):


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                                                                        Check box for change of address  [ ]






                                                                        PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.
                                                                        Joint owners must each sign. When signing as
                                                                        attorney, executor, administrator, trustee
                                                                        or guardian, please give full title as such.


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                                                                        -------------------------------------------------
                                                                         SIGNATURE(S)                                DATE

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                            - FOLD AND DETACH HERE -






OfficeMax encourages you to take advantage of two cost-effective and convenient ways to vote your shares.

You may now vote your proxy 24 hours a day, 7 days a week, either over the Internet or using a touch-tone telephone. Your
Internet or telephone vote must be received by 12:00 midnight New York time on May 17, 2002. Your Internet or telephone vote authorizes the Proxies named on the above proxy card to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY INTERNET:       POINT YOUR BROWSER TO THE WEB ADDRESS:
                        http://www.eproxyvote.com/omx
                        Click on the "PROXY VOTING" icon. You will be asked to enter the Voter
                        Control Number located in the box just below the perforation on the proxy card.
                        Then follow the instructions.

                                           OR

VOTE BY PHONE:          ON A TOUCH-TONE TELEPHONE, DIAL 1-877-779-8683 FROM
                        THE U.S. AND CANADA OR DIAL 001-1-201-536-8073 FROM OTHER
                        COUNTRIES. You will be asked to enter the Voter Control Number located in the box just below the perforation on the proxy card. Then follow the instructions.

                                           OR

VOTE BY MAIL:           Mark, sign, date and return your proxy card in the envelope provided. IF YOU ARE
                        VOTING BY THE INTERNET OR TELEPHONE, PLEASE DO NOT MAIL YOUR PROXY CARD.

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